                                     TOP 19
                       LOANS BACKING SENIOR CERTIFICATES



----------------------------------------------------------------------------------------------------------------------------------
LOAN DESCRIPTION                              ORIGINATOR         CURRENT AMOUNT          BALLOON PERIOD                 TRANCHE
----------------------------------------------------------------------------------------------------------------------------------

Academy San Antonio                           BEAR STEARNS           3,933,000                  56                      A1
-----------------------------------------------------------------------------------------------------------------
Academy Sports Houma                          BEAR STEARNS           2,920,000                  56
-----------------------------------------------------------------------------------------------------------------
Academy Sports Port Arthur                    BEAR STEARNS           2,775,000                  56
-----------------------------------------------------------------------------------------------------------------
Academy Sports Midland                        BEAR STEARNS           2,337,500                  56
-----------------------------------------------------------------------------------------------------------------
Lansing Square                                BEAR STEARNS          11,125,000                 57 *
-----------------------------------------------------------------------------------------------------------------
Eastgate Shopping Center                      BEAR STEARNS           3,610,000                 57 *
-----------------------------------------------------------------------------------------------------------------
Woodfield Plaza                               BEAR STEARNS          12,050,000                 57 *
-----------------------------------------------------------------------------------------------------------------
Schaumburg Promenade I & II                   BEAR STEARNS          11,640,000                 57 *
-----------------------------------------------------------------------------------------------------------------
River Square                                  BEAR STEARNS           6,425,000                 57 *
-----------------------------------------------------------------------------------------------------------------
Gateway Square                                BEAR STEARNS           5,265,000                 57 *
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Lansing Square                                BEAR STEARNS          11,125,000                 57 *                     A2
-----------------------------------------------------------------------------------------------------------------
Eastgate Shopping Center                      BEAR STEARNS           3,610,000                 57 *
-----------------------------------------------------------------------------------------------------------------
Woodfield Plaza                               BEAR STEARNS          12,050,000                 57 *
-----------------------------------------------------------------------------------------------------------------
Schaumburg Promenade I & II                   BEAR STEARNS          11,640,000                 57 *
-----------------------------------------------------------------------------------------------------------------
River Square                                  BEAR STEARNS           6,425,000                 57 *
-----------------------------------------------------------------------------------------------------------------
Gateway Square                                BEAR STEARNS           5,265,000                 57 *
-----------------------------------------------------------------------------------------------------------------
7199 Natural Bridge Road                      PRINCIPAL              3,217,500                  59
-----------------------------------------------------------------------------------------------------------------
Mission Square                                WELLS FARGO            1,408,427                  59
-----------------------------------------------------------------------------------------------------------------
Chantilly Crossing                            PRINCIPAL             15,675,000                  60
-----------------------------------------------------------------------------------------------------------------
Ashland & Roosevelt Shopping Center           PRINCIPAL             13,127,500                  60
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
La Quinta Village - Sperling                  WELLS FARGO            1,428,521                  83                      AB
-----------------------------------------------------------------------------------------------------------------
Emerald Point Apartments                      PRINCIPAL              1,750,000                  84
-----------------------------------------------------------------------------------------------------------------
East & 32 Mini-Storage                        MORGAN STANLEY         3,604,874                 109
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Port Covington Shopping Center                BEAR STEARNS          22,359,674                  75                      A3
-----------------------------------------------------------------------------------------------------------------
Sherwood Lakes Apartments                     PRINCIPAL             24,000,000                  79
----------------------------------------------------------------------------------------------------------------------------------


* Note: Of the total period 57 balloon principal, roughly 8% is allocated to the
A1 and roughly 92% to the A2

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER
INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The
Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the
"Statement Regarding Assumptions and Other Information", please refer to this statement instead. The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information
(paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modelling techniques employed in the Information. The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current
Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information. Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.
General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear
Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

Settle    7/28/2005
Base Case Cashflows



                                              Academy          Academy           Academy             Academy
                          A1 CLASS           San Antonio     Sports Houma   Sports Port Arthur    Sports Midland  Lansing Square
    Date      Period     PRINCIPAL           Principal        Principal         Principal           Principal        Principal

 12-Jul-05       0           0                   0                0                 0                   0                0
 12-Aug-05       1       767,793.79              0                0                 0                   0                0
 12-Sep-05       2       771,409.32              0                0                 0                   0                0
 12-Oct-05       3       853,496.19              0                0                 0                   0                0
 12-Nov-05       4       779,068.01              0                0                 0                   0                0
 12-Dec-05       5       860,949.89              0                0                 0                   0                0
 12-Jan-06       6       786,798.31              0                0                 0                   0                0
 12-Feb-06       7       790,503.89              0                0                 0                   0                0
 12-Mar-06       8      1,027,785.50             0                0                 0                   0                0
 12-Apr-06       9       799,087.75              0                0                 0                   0                0
 12-May-06      10       884,795.12              0                0                 0                   0                0
 12-Jun-06      11       817,449.05              0                0                 0                   0                0
 12-Jul-06      12       902,027.73              0                0                 0                   0                0
 12-Aug-06      13       839,949.96              0                0                 0                   0                0
 12-Sep-06      14       843,910.19              0                0                 0                   0                0
 12-Oct-06      15       929,102.47              0                0                 0                   0                0
 12-Nov-06      16       864,527.76              0                0                 0                   0                0
 12-Dec-06      17       951,180.63              0                0                 0                   0                0
 12-Jan-07      18       873,108.89              0                0                 0                   0                0
 12-Feb-07      19       877,232.08              0                0                 0                   0                0
 12-Mar-07      20      1,127,884.26             0                0                 0                   0                0
 12-Apr-07      21       886,722.30              0                0                 0                   0                0
 12-May-07      22       972,779.92              0                0                 0                   0                0
 12-Jun-07      23       962,875.94              0                0                 0                   0                0
 12-Jul-07      24      1,069,883.13             0                0                 0                   0                0
 12-Aug-07      25      1,029,221.02             0                0                 0                   0                0
 12-Sep-07      26      1,034,072.56             0                0                 0                   0                0
 12-Oct-07      27      1,136,029.69             0                0                 0                   0                0
 12-Nov-07      28      1,044,309.13             0                0                 0                   0                0
 12-Dec-07      29      1,145,990.72             0                0                 0                   0                0
 12-Jan-08      30      1,054,641.42             0                0                 0                   0                0
 12-Feb-08      31      1,059,613.43             0                0                 0                   0                0
 12-Mar-08      32      1,257,157.51             0                0                 0                   0                0
 12-Apr-08      33      1,070,549.43             0                0                 0                   0                0
 12-May-08      34      1,171,524.57             0                0                 0                   0                0
 12-Jun-08      35      1,084,524.49             0                0                 0                   0                0
 12-Jul-08      36      1,194,919.35             0                0                 0                   0                0
 12-Aug-08      37      1,113,452.38             0                0                 0                   0                0
 12-Sep-08      38      1,118,701.62             0                0                 0                   0                0
 12-Oct-08      39      1,222,446.66             0                0                 0                   0                0
 12-Nov-08      40      1,129,745.60             0                0                 0                   0                0
 12-Dec-08      41      1,233,193.19             0                0                 0                   0                0
 12-Jan-09      42      1,140,892.85             0                0                 0                   0                0
 12-Feb-09      43      1,146,272.13             0                0                 0                   0                0
 12-Mar-09      44      1,444,470.48             0                0                 0                   0                0
 12-Apr-09      45      1,158,507.21             0                0                 0                   0                0
 12-May-09      46      1,261,179.66             0                0                 0                   0                0
 12-Jun-09      47      1,169,923.52             0                0                 0                   0                0
 12-Jul-09      48      1,291,953.20             0                0                 0                   0                0
 12-Aug-09      49      1,198,596.53             0                0                 0                   0                0
 12-Sep-09      50      1,204,247.25             0                0                 0                   0                0
 12-Oct-09      51      1,308,828.96             0                0                 0                   0                0
 12-Nov-09      52      1,216,101.61             0                0                 0                   0                0
 12-Dec-09      53      1,320,363.88             0                0                 0                   0                0
 12-Jan-10      54      1,228,066.81             0                0                 0                   0                0
 12-Feb-10      55      1,233,857.17             0                0                 0                   0                0
 12-Mar-10      56     13,539,689.64        3,933,000.00    2,920,000.00      2,775,000.00         2,337,500.00          0
 12-Apr-10      57      4,196,634.25             0                0                 0                   0          11,125,000.00
 12-May-10      58           0                   0                0                 0                   0                0
-----------------------------------------------------------------------------------------------------------------------------------
   TOTALS              75,400,000.00        3,933,000.00    2,920,000.00      2,775,000.00         2,337,500.00    11,125,000.00
-----------------------------------------------------------------------------------------------------------------------------------




                            Eastgate                                   Schaumburg
                         Shopping Center      Woodfield Plaza       Promenade I & II       River Square  Gateway Square
    Date      Period        Principal            Principal             Principal            Principal      Principal

 12-Jul-05       0              0                    0                     0                    0              0
 12-Aug-05       1              0                    0                     0                    0              0
 12-Sep-05       2              0                    0                     0                    0              0
 12-Oct-05       3              0                    0                     0                    0              0
 12-Nov-05       4              0                    0                     0                    0              0
 12-Dec-05       5              0                    0                     0                    0              0
 12-Jan-06       6              0                    0                     0                    0              0
 12-Feb-06       7              0                    0                     0                    0              0
 12-Mar-06       8              0                    0                     0                    0              0
 12-Apr-06       9              0                    0                     0                    0              0
 12-May-06      10              0                    0                     0                    0              0
 12-Jun-06      11              0                    0                     0                    0              0
 12-Jul-06      12              0                    0                     0                    0              0
 12-Aug-06      13              0                    0                     0                    0              0
 12-Sep-06      14              0                    0                     0                    0              0
 12-Oct-06      15              0                    0                     0                    0              0
 12-Nov-06      16              0                    0                     0                    0              0
 12-Dec-06      17              0                    0                     0                    0              0
 12-Jan-07      18              0                    0                     0                    0              0
 12-Feb-07      19              0                    0                     0                    0              0
 12-Mar-07      20              0                    0                     0                    0              0
 12-Apr-07      21              0                    0                     0                    0              0
 12-May-07      22              0                    0                     0                    0              0
 12-Jun-07      23              0                    0                     0                    0              0
 12-Jul-07      24              0                    0                     0                    0              0
 12-Aug-07      25              0                    0                     0                    0              0
 12-Sep-07      26              0                    0                     0                    0              0
 12-Oct-07      27              0                    0                     0                    0              0
 12-Nov-07      28              0                    0                     0                    0              0
 12-Dec-07      29              0                    0                     0                    0              0
 12-Jan-08      30              0                    0                     0                    0              0
 12-Feb-08      31              0                    0                     0                    0              0
 12-Mar-08      32              0                    0                     0                    0              0
 12-Apr-08      33              0                    0                     0                    0              0
 12-May-08      34              0                    0                     0                    0              0
 12-Jun-08      35              0                    0                     0                    0              0
 12-Jul-08      36              0                    0                     0                    0              0
 12-Aug-08      37              0                    0                     0                    0              0
 12-Sep-08      38              0                    0                     0                    0              0
 12-Oct-08      39              0                    0                     0                    0              0
 12-Nov-08      40              0                    0                     0                    0              0
 12-Dec-08      41              0                    0                     0                    0              0
 12-Jan-09      42              0                    0                     0                    0              0
 12-Feb-09      43              0                    0                     0                    0              0
 12-Mar-09      44              0                    0                     0                    0              0
 12-Apr-09      45              0                    0                     0                    0              0
 12-May-09      46              0                    0                     0                    0              0
 12-Jun-09      47              0                    0                     0                    0              0
 12-Jul-09      48              0                    0                     0                    0              0
 12-Aug-09      49              0                    0                     0                    0              0
 12-Sep-09      50              0                    0                     0                    0              0
 12-Oct-09      51              0                    0                     0                    0              0
 12-Nov-09      52              0                    0                     0                    0              0
 12-Dec-09      53              0                    0                     0                    0              0
 12-Jan-10      54              0                    0                     0                    0              0
 12-Feb-10      55              0                    0                     0                    0              0
 12-Mar-10      56              0                    0                     0                    0              0
 12-Apr-10      57        3,610,000.00         12,050,000.00         11,640,000.00         6,425,000.00   5,265,000.00
 12-May-10      58              0                    0                     0                    0              0
-------------------------------------------------------------------------------------------------------------------------
   TOTALS                 3,610,000.00         12,050,000.00         11,640,000.00         6,425,000.00   5,265,000.00
-------------------------------------------------------------------------------------------------------------------------


STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER
INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The
Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the
"Statement Regarding Assumptions and Other Information", please refer to this statement instead. The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information
(paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modelling techniques employed in the Information. The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current
Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information. Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.
General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear
Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

Settle    7/28/2005
Base Case Cashflows



                                                          Eastgate                           Schaumburg
                          A2 CLASS     Lansing Square  Shopping Center   Woodfield Plaza  Promenade I & II  River Square
    Date      Period     PRINCIPAL        Principal       Principal         Principal        Principal        Principal

 12-Jul-05       0           0                0               0                 0                0                0
 12-Aug-05       1           0                0               0                 0                0                0
 12-Sep-05       2           0                0               0                 0                0                0
 12-Oct-05       3           0                0               0                 0                0                0
 12-Nov-05       4           0                0               0                 0                0                0
 12-Dec-05       5           0                0               0                 0                0                0
 12-Jan-06       6           0                0               0                 0                0                0
 12-Feb-06       7           0                0               0                 0                0                0
 12-Mar-06       8           0                0               0                 0                0                0
 12-Apr-06       9           0                0               0                 0                0                0
 12-May-06      10           0                0               0                 0                0                0
 12-Jun-06      11           0                0               0                 0                0                0
 12-Jul-06      12           0                0               0                 0                0                0
 12-Aug-06      13           0                0               0                 0                0                0
 12-Sep-06      14           0                0               0                 0                0                0
 12-Oct-06      15           0                0               0                 0                0                0
 12-Nov-06      16           0                0               0                 0                0                0
 12-Dec-06      17           0                0               0                 0                0                0
 12-Jan-07      18           0                0               0                 0                0                0
 12-Feb-07      19           0                0               0                 0                0                0
 12-Mar-07      20           0                0               0                 0                0                0
 12-Apr-07      21           0                0               0                 0                0                0
 12-May-07      22           0                0               0                 0                0                0
 12-Jun-07      23           0                0               0                 0                0                0
 12-Jul-07      24           0                0               0                 0                0                0
 12-Aug-07      25           0                0               0                 0                0                0
 12-Sep-07      26           0                0               0                 0                0                0
 12-Oct-07      27           0                0               0                 0                0                0
 12-Nov-07      28           0                0               0                 0                0                0
 12-Dec-07      29           0                0               0                 0                0                0
 12-Jan-08      30           0                0               0                 0                0                0
 12-Feb-08      31           0                0               0                 0                0                0
 12-Mar-08      32           0                0               0                 0                0                0
 12-Apr-08      33           0                0               0                 0                0                0
 12-May-08      34           0                0               0                 0                0                0
 12-Jun-08      35           0                0               0                 0                0                0
 12-Jul-08      36           0                0               0                 0                0                0
 12-Aug-08      37           0                0               0                 0                0                0
 12-Sep-08      38           0                0               0                 0                0                0
 12-Oct-08      39           0                0               0                 0                0                0
 12-Nov-08      40           0                0               0                 0                0                0
 12-Dec-08      41           0                0               0                 0                0                0
 12-Jan-09      42           0                0               0                 0                0                0
 12-Feb-09      43           0                0               0                 0                0                0
 12-Mar-09      44           0                0               0                 0                0                0
 12-Apr-09      45           0                0               0                 0                0                0
 12-May-09      46           0                0               0                 0                0                0
 12-Jun-09      47           0                0               0                 0                0                0
 12-Jul-09      48           0                0               0                 0                0                0
 12-Aug-09      49           0                0               0                 0                0                0
 12-Sep-09      50           0                0               0                 0                0                0
 12-Oct-09      51           0                0               0                 0                0                0
 12-Nov-09      52           0                0               0                 0                0                0
 12-Dec-09      53           0                0               0                 0                0                0
 12-Jan-10      54           0                0               0                 0                0                0
 12-Feb-10      55           0                0               0                 0                0                0
 12-Mar-10      56           0                0               0                 0                0                0
 12-Apr-10      57     47,193,775.64    11,125,000.00   3,610,000.00      12,050,000.00    11,640,000.00    6,425,000.00
 12-May-10      58      1,393,015.94          0               0                 0                0                0
 12-Jun-10      59      5,846,406.68          0               0                 0                0                0
 12-Jul-10      60     30,166,801.74          0               0                 0                0                0
 12-Aug-10      61           0                0               0                 0                0                0
---------------------------------------------------------------------------------------------------------------------------
   TOTALS              84,600,000.00    11,125,000.00   3,610,000.00      12,050,000.00    11,640,000.00    6,425,000.00
---------------------------------------------------------------------------------------------------------------------------




                                             7199 Natural                                                 Ashland & Roosevelt
                           Gateway Square    Bridge Road       Mission Square  Chantilly Crossing           Shopping Center
    Date      Period         Principal       Principal            Principal        Principal                  Principal

 12-Jul-05       0               0               0                    0                0                          0
 12-Aug-05       1               0               0                1,368.39             0                          0
 12-Sep-05       2               0               0                1,374.76             0                          0
 12-Oct-05       3               0               0                1,592.00             0                          0
 12-Nov-05       4               0               0                1,388.55             0                          0
 12-Dec-05       5               0               0                1,605.41             0                          0
 12-Jan-06       6               0               0                1,402.47             0                          0
 12-Feb-06       7               0               0                1,408.99             0                          0
 12-Mar-06       8               0               0                2,044.78             0                          0
 12-Apr-06       9               0               0                1,425.05             0                          0
 12-May-06      10               0               0                1,640.90             0                          0
 12-Jun-06      11               0               0                1,439.31             0                          0
 12-Jul-06      12               0               0                1,654.76             0                          0
 12-Aug-06      13               0               0                1,453.70             0                          0
 12-Sep-06      14               0               0                1,460.46             0                          0
 12-Oct-06      15               0               0                1,675.32             0                          0
 12-Nov-06      16               0               0                1,475.04             0                          0
 12-Dec-06      17               0               0                1,689.50             0                          0
 12-Jan-07      18               0               0                1,489.75             0                          0
 12-Feb-07      19               0               0                1,496.68             0                          0
 12-Mar-07      20               0               0                2,124.35             0                          0
 12-Apr-07      21               0               0                1,513.52             0                          0
 12-May-07      22               0               0                1,726.91             0                          0
 12-Jun-07      23               0               0                1,528.59             0                          0
 12-Jul-07      24               0               0                1,741.56             0                          0
 12-Aug-07      25               0               0                1,543.79             0                          0
 12-Sep-07      26               0               0                1,550.97             0                          0
 12-Oct-07      27               0               0                1,763.33             0                          0
 12-Nov-07      28               0               0                1,566.38             0                          0
 12-Dec-07      29               0               0                1,778.31             0                          0
 12-Jan-08      30               0               0                1,581.94             0                          0
 12-Feb-08      31               0               0                1,589.29             0                          0
 12-Mar-08      32               0               0                2,004.48             0                          0
 12-Apr-08      33               0               0                1,606.00             0                          0
 12-May-08      34               0               0                1,816.83             0                          0
 12-Jun-08      35               0               0                1,621.92             0                          0
 12-Jul-08      36               0               0                1,832.30             0                          0
 12-Aug-08      37               0               0                1,637.98             0                          0
 12-Sep-08      38               0               0                1,645.60             0                          0
 12-Oct-08      39               0               0                1,855.33             0                          0
 12-Nov-08      40               0               0                1,661.88             0                          0
 12-Dec-08      41               0               0                1,871.15             0                          0
 12-Jan-09      42               0               0                1,678.31             0                          0
 12-Feb-09      43               0               0                1,686.11             0                          0
 12-Mar-09      44               0               0                2,296.24             0                          0
 12-Apr-09      45               0               0                1,704.63             0                          0
 12-May-09      46               0               0                1,912.72             0                          0
 12-Jun-09      47               0               0                1,721.45             0                          0
 12-Jul-09      48               0               0                1,929.07             0                          0
 12-Aug-09      49               0               0                1,738.42             0                          0
 12-Sep-09      50               0               0                1,746.51             0                          0
 12-Oct-09      51               0               0                1,953.43             0                          0
 12-Nov-09      52               0               0                1,763.71             0                          0
 12-Dec-09      53               0               0                1,970.16             0                          0
 12-Jan-10      54               0               0                1,781.08             0                          0
 12-Feb-10      55               0               0                1,789.36             0                          0
 12-Mar-10      56               0               0                2,389.93             0                          0
 12-Apr-10      57          5,265,000.00         0                1,808.79             0                          0
 12-May-10      58               0               0                2,013.99             0                          0
 12-Jun-10      59               0          3,217,500.00        1,309,895.24           0                          0
 12-Jul-10      60               0               0                    0          15,675,000.00              13,127,500.00
 12-Aug-10      61               0               0                    0                0                          0
--------------------------------------------------------------------------------------------------------------------------------------
   TOTALS                   5,265,000.00    3,217,500.00        1,408,427.38     15,675,000.00              13,127,500.00
--------------------------------------------------------------------------------------------------------------------------------------


STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER
INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The
Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the
"Statement Regarding Assumptions and Other Information", please refer to this statement instead. The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information
(paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modelling techniques employed in the Information. The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current
Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information. Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.
General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear
Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

Settle    7/28/2005
Base Case Cashflows



                         AAB CLASS       La Quinta Village - Sperling      Emerald Point Apartments      East & 32 Mini-Storage
    Date      Period     PRINCIPAL                 Principal                       Principal                    Principal

 12-Jul-05       0           0                         0                               0                            0
 12-Aug-05       1           0                     1,255.90                        1,685.15                     4,776.41
 12-Sep-05       2           0                     1,262.17                        1,693.00                     4,801.96
 12-Oct-05       3           0                     1,498.22                        1,963.37                     5,447.82
 12-Nov-05       4           0                     1,275.96                        1,710.03                     4,856.77
 12-Dec-05       5           0                     1,511.63                        1,979.93                     5,501.15
 12-Jan-06       6           0                     1,289.88                        1,727.22                     4,912.16
 12-Feb-06       7           0                     1,296.32                        1,735.27                     4,938.42
 12-Mar-06       8           0                     1,988.71                        2,526.68                     6,812.12
 12-Apr-06       9           0                     1,312.73                        1,755.13                     5,001.26
 12-May-06      10           0                     1,547.39                        2,023.77                     5,641.73
 12-Jun-06      11           0                     1,327.02                        1,772.73                     5,058.17
 12-Jul-06      12           0                     1,561.29                        2,040.88                     5,697.10
 12-Aug-06      13           0                     1,341.44                        1,790.50                     5,115.69
 12-Sep-06      14           0                     1,348.14                        1,798.84                     5,143.04
 12-Oct-06      15           0                     1,581.83                        2,066.27                     5,779.67
 12-Nov-06      16           0                     1,362.78                        1,816.84                     5,201.45
 12-Dec-06      17           0                     1,596.06                        2,083.77                     5,836.50
 12-Jan-07      18           0                     1,377.55                        1,835.02                     5,260.48
 12-Feb-07      19           0                     1,384.43                        1,843.56                     5,288.61
 12-Mar-07      20           0                     2,068.69                        2,624.95                     7,130.11
 12-Apr-07      21           0                     1,401.68                        1,864.38                     5,355.02
 12-May-07      22           0                     1,633.90                        2,129.99                     5,985.91
 12-Jun-07      23           0                     1,416.84                        1,882.99                     5,415.66
 12-Jul-07      24           0                     1,648.65                        2,148.08                     6,044.91
 12-Aug-07      25           0                     1,432.15                        1,901.77                     5,476.95
 12-Sep-07      26           0                     1,439.30                        1,910.63                     5,506.24
 12-Oct-07      27           0                     1,670.49                        2,174.95                     6,133.03
 12-Nov-07      28           0                     1,454.84                        1,929.66                     5,568.48
 12-Dec-07      29           0                     1,685.60                        2,193.46                     6,193.58
 12-Jan-08      30           0                     1,470.52                        1,948.87                     5,631.37
 12-Feb-08      31           0                     1,477.86                        1,957.95                     5,661.49
 12-Mar-08      32           0                     1,930.75                        2,474.85                     6,876.39
 12-Apr-08      33           0                     1,494.89                        1,978.60                     5,728.53
 12-May-08      34           0                     1,724.56                        2,241.04                     6,349.31
 12-Jun-08      35           0                     1,510.97                        1,998.26                     5,793.12
 12-Jul-08      36           0                     1,740.19                        2,260.15                     6,412.14
 12-Aug-08      37           0                     1,527.21                        2,018.09                     5,858.39
 12-Sep-08      38           0                     1,534.83                        2,027.50                     5,889.72
 12-Oct-08      39           0                     1,763.40                        2,288.58                     6,506.12
 12-Nov-08      40           0                     1,551.31                        2,047.60                     5,956.00
 12-Dec-08      41           0                     1,779.43                        2,308.13                     6,570.61
 12-Jan-09      42           0                     1,567.94                        2,067.89                     6,022.99
 12-Feb-09      43           0                     1,575.77                        2,077.53                     6,055.20
 12-Mar-09      44           0                     2,242.38                        2,837.26                     7,826.21
 12-Apr-09      45           0                     1,594.84                        2,100.42                     6,129.43
 12-May-09      46           0                     1,821.77                        2,359.48                     6,739.34
 12-Jun-09      47           0                     1,611.91                        2,121.20                     6,198.24
 12-Jul-09      48           0                     1,838.36                        2,379.68                     6,806.29
 12-Aug-09      49           0                     1,629.14                        2,142.17                     6,267.79
 12-Sep-09      50           0                     1,637.27                        2,152.15                     6,301.30
 12-Oct-09      51           0                     1,863.04                        2,409.77                     6,906.56
 12-Nov-09      52           0                     1,654.76                        2,173.40                     6,371.93
 12-Dec-09      53           0                     1,880.04                        2,430.44                     6,975.28
 12-Jan-10      54           0                     1,672.41                        2,194.85                     6,443.31
 12-Feb-10      55           0                     1,680.76                        2,205.07                     6,477.76
 12-Mar-10      56           0                     2,337.68                        2,953.00                     8,209.92
 12-Apr-10      57           0                     1,700.83                        2,229.10                     6,556.30
 12-May-10      58           0                     1,924.85                        2,484.59                     7,154.66
 12-Jun-10      59           0                     1,718.94                        2,251.06                     6,629.62
 12-Jul-10      60       66,880.48                 1,942.46                        2,505.94                     7,225.99
 12-Aug-10      61      1,394,963.26               1,737.23                        2,273.22                     6,703.72
 12-Sep-10      62      1,401,520.10               1,745.91                        2,283.81                     6,739.56
 12-Oct-10      63      1,522,862.93               1,968.69                        2,537.78                     7,332.95
 12-Nov-10      64      1,415,271.52               1,764.46                        2,306.28                     6,814.82
 12-Dec-10      65      1,536,242.69               1,986.73                        2,559.62                     7,406.17
 12-Jan-11      66      1,429,151.11               1,783.19                        2,328.94                     6,890.86
 12-Feb-11      67      1,435,869.45               1,792.10                        2,339.79                     6,927.71
 12-Mar-11      68      1,783,613.19               2,438.74                        3,075.24                     8,618.51
 12-Apr-11      69      1,451,020.11               1,813.23                        2,365.02                     7,010.85
 12-May-11      70      1,571,024.59               2,034.17                        2,616.74                     7,596.89
 12-Jun-11      71      1,465,233.00               1,832.45                        2,388.23                     7,088.96
 12-Jul-11      72      1,584,853.34               2,052.85                        2,639.30                     7,672.89
 12-Aug-11      73      1,479,578.39               1,851.85                        2,411.65                     7,167.90
 12-Sep-11      74      1,486,535.03               1,861.10                        2,422.88                     7,206.23
 12-Oct-11      75      1,000,380.80               2,080.72                        2,673.00                     7,786.98
 12-Nov-11      76      1,000,000.00               1,880.79                        2,446.62                     7,286.41
 12-Dec-11      77      1,000,000.00               2,099.87                        2,696.08                     7,864.99
 12-Jan-12      78      1,000,000.00               1,900.67                        2,470.58                     7,367.43
 12-Feb-12      79      1,076,586.09               1,910.16                        2,482.09                     7,406.83
 12-Mar-12      80      1,683,918.20               2,337.18                        2,967.46                     8,517.86
 12-Apr-12      81      1,474,884.51               1,931.37                        2,507.48                     7,491.98
 12-May-12      82      1,589,885.04               2,149.07                        2,755.24                     8,065.00
 12-Jun-12      83      2,776,620.32             1,289,195.88                      2,532.00                     7,575.17
 12-Jul-12      84      3,164,725.21                   0                         1,565,687.48                   8,145.93
 12-Aug-12      85      1,499,474.57                   0                               0                        7,659.24
 12-Sep-12      86      1,506,563.22                   0                               0                        7,700.20
 12-Oct-12      87      1,620,123.97                   0                               0                        8,267.57
 12-Nov-12      88      1,521,348.36                   0                               0                        7,785.59
 12-Dec-12      89      1,634,510.18                   0                               0                        8,350.65
 12-Jan-13      90      1,536,272.01                   0                               0                        7,871.88
 12-Feb-13      91      1,543,535.39                   0                               0                        7,913.97
 12-Mar-13      92      1,866,629.72                   0                               0                        9,514.08
 12-Apr-13      93      1,559,669.19                   0                               0                        8,007.17
 12-May-13      94      1,671,796.57                   0                               0                        8,566.23
 12-Jun-13      95      1,574,951.93                   0                               0                        8,095.79
 12-Jul-13      96      1,686,666.95                   0                               0                        8,652.45
 12-Aug-13      97      1,590,377.87                   0                               0                        8,185.36
 12-Sep-13      98      1,597,898.23                   0                               0                        8,229.13
 12-Oct-13      99      1,708,994.28                   0                               0                        8,782.18
 12-Nov-13      100     1,613,539.19                   0                               0                        8,320.09
 12-Dec-13      101     1,724,213.20                   0                               0                        8,870.68
 12-Jan-14      102     1,629,326.71                   0                               0                        8,412.02
 12-Feb-14      103     1,637,032.06                   0                               0                        8,457.01
 12-Mar-14      104     1,951,669.01                   0                               0                        10,007.19
 12-Apr-14      105     1,654,013.79                   0                               0                        8,555.74
 12-May-14      106     1,763,595.23                   0                               0                        9,099.95
 12-Jun-14      107     1,670,180.68                   0                               0                        8,650.16
 12-Jul-14      108     1,779,325.88                   0                               0                        9,191.80
 12-Aug-14      109     4,540,383.50                   0                               0                      2,862,629.99
 12-Sep-14      110     1,685,683.71                   0                               0                            0
 12-Oct-14      111     1,540,605.25                   0                               0                            0
 12-Nov-14      112          0                         0                               0                            0
-----------------------------------------------------------------------------------------------------------------------------------
   TOTALS              84,100,000.01             1,428,521.07                    1,749,999.97                 3,604,874.43
-----------------------------------------------------------------------------------------------------------------------------------


STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER
INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The
Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the
"Statement Regarding Assumptions and Other Information", please refer to this statement instead. The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information
(paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modelling techniques employed in the Information. The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current
Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information. Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.
General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear
Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

Settle    7/28/2005
Base Case Cashflows



                          A3 CLASS           Port Covington Shopping Center              Sherwood Lakes Apartments
    Date      Period     PRINCIPAL                      Principal                                Principal

 12-Jul-05       0           0                              0                                        0
 12-Aug-05       1           0                          45,167.16                                    0
 12-Sep-05       2           0                          45,353.77                                    0
 12-Oct-05       3           0                          48,509.14                                    0
 12-Nov-05       4           0                          45,741.58                                    0
 12-Dec-05       5           0                          48,885.99                                    0
 12-Jan-06       6           0                          46,132.54                                    0
 12-Feb-06       7           0                          46,323.15                                    0
 12-Mar-06       8           0                          55,324.29                                    0
 12-Apr-06       9           0                          46,743.11                                    0
 12-May-06      10           0                          49,859.22                                    0
 12-Jun-06      11           0                          47,142.24                                    0
 12-Jul-06      12           0                          50,247.06                                    0
 12-Aug-06      13           0                          47,544.61                                    0
 12-Sep-06      14           0                          47,741.05                                    0
 12-Oct-06      15           0                          50,828.95                                    0
 12-Nov-06      16           0                          48,148.30                                    0
 12-Dec-06      17           0                          51,224.69                                    0
 12-Jan-07      18           0                          48,558.87                                    0
 12-Feb-07      19           0                          48,759.50                                    0
 12-Mar-07      20           0                          57,533.95                                    0
 12-Apr-07      21           0                          49,198.66                                    0
 12-May-07      22           0                          52,245.37                                    0
 12-Jun-07      23           0                          49,617.79                                    0
 12-Jul-07      24           0                          52,652.65                                    0
 12-Aug-07      25           0                          50,040.33                                    0
 12-Sep-07      26           0                          50,247.08                                    0
 12-Oct-07      27           0                          53,264.16                                    0
 12-Nov-07      28           0                          50,674.74                                    0
 12-Dec-07      29           0                          53,679.74                                    0
 12-Jan-08      30           0                          51,105.90                                    0
 12-Feb-08      31           0                          51,317.05                                    0
 12-Mar-08      32           0                          57,078.72                                    0
 12-Apr-08      33           0                          51,764.89                                    0
 12-May-08      34           0                          54,739.09                                    0
 12-Jun-08      35           0                          52,204.93                                    0
 12-Jul-08      36           0                          55,166.68                                    0
 12-Aug-08      37           0                          52,648.55                                    0
 12-Sep-08      38           0                          52,866.07                                    0
 12-Oct-08      39           0                          55,809.14                                    0
 12-Nov-08      40           0                          53,315.07                                    0
 12-Dec-08      41           0                          56,245.46                                    0
 12-Jan-09      42           0                          53,767.73                                    0
 12-Feb-09      43           0                          53,989.88                                    0
 12-Mar-09      44           0                          62,277.69                                    0
 12-Apr-09      45           0                          54,470.25                                    0
 12-May-09      46           0                          57,367.99                                    0
 12-Jun-09      47           0                          54,932.33                                    0
 12-Jul-09      48           0                          57,817.01                                    0
 12-Aug-09      49           0                          55,398.16                                    0
 12-Sep-09      50           0                          55,627.05                                    0
 12-Oct-09      51           0                          58,492.09                                    0
 12-Nov-09      52           0                          56,098.54                                    0
 12-Dec-09      53           0                          58,950.27                                    0
 12-Jan-10      54           0                          56,573.88                                    0
 12-Feb-10      55           0                          56,807.62                                    0
 12-Mar-10      56           0                          64,833.26                                    0
 12-Apr-10      57           0                          57,310.19                                    0
 12-May-10      58           0                          60,127.68                                    0
 12-Jun-10      59           0                          57,795.40                                    0
 12-Jul-10      60           0                          60,599.17                                    0
 12-Aug-10      61           0                          58,284.56                                    0
 12-Sep-10      62           0                          58,525.37                                    0
 12-Oct-10      63           0                          61,308.51                                    0
 12-Nov-10      64           0                          59,020.48                                    0
 12-Dec-10      65           0                          61,789.63                                    0
 12-Jan-11      66           0                          59,519.62                                    0
 12-Feb-11      67           0                          59,765.53                                    0
 12-Mar-11      68           0                          67,515.96                                    0
 12-Apr-11      69           0                          60,291.41                                    0
 12-May-11      70           0                          63,024.64                                    0
 12-Jun-11      71           0                          60,800.90                                    0
 12-Jul-11      72           0                          63,519.74                                    0
 12-Aug-11      73           0                          61,314.55                                    0
 12-Sep-11      74           0                          61,567.87                                    0
 12-Oct-11      75     18,869,472.17                  18,328,538.22                                  0
 12-Nov-11      76       438,991.23                         0                                        0
 12-Dec-11      77       554,960.43                         0                                        0
 12-Jan-12      78       453,146.67                         0                                        0
 12-Feb-12      79     24,383,429.50                        0                                  24,000,000.00
 12-Mar-12      80           0                              0                                        0
-------------------------------------------------------------------------------------------------------------------------
   TOTALS              44,700,000.00                  22,359,674.42                            24,000,000.00
-------------------------------------------------------------------------------------------------------------------------


STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER
INFORMATION

The information contained in the attached materials (the "Information") may
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